   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1996

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               CYRIX CORPORATION

             (Exact name of registrant as specified in its charter)

                  DELAWARE                                      75-2218250
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                       Identification No.)

                         2703 NORTH CENTRAL EXPRESSWAY
                            RICHARDSON, TEXAS 75080
          (Address of principal executive offices, including zip code)
                            ------------------------

                  CYRIX CORPORATION 1988 INCENTIVE STOCK PLAN

                            (Full title of the plan)

                              JAMES W. SWENT, III
           SR. VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER
                         2703 NORTH CENTRAL EXPRESSWAY
                            RICHARDSON, TEXAS 75080

                    (Name and address of agent for service)

                                 (972) 968-8387

         (Telephone number, including area code, of agent for service)

                                    copy to:

                                DEREK R. MCCLAIN
                             VINSON & ELKINS L.L.P.
                           3700 TRAMMELL CROW CENTER
                                2001 ROSS AVENUE
                            DALLAS, TEXAS 75201-2916

                        CALCULATION OF REGISTRATION FEE

            TITLE OF                                      PROPOSED MAXIMUM      PROPOSED MAXIMUM
        SECURITIES TO BE              AMOUNT TO BE         OFFERING PRICE          AGGREGATE             AMOUNT OF
           REGISTERED                  REGISTERED            PER SHARE*         OFFERING PRICE*       REGISTRATION FEE
Common Stock, $.004 par value
 per share......................    1,000,000 shares           $19.75             $19,750,000            $5,984.85

* Estimated, solely for purposes of calculating the registration fee, in accordance with Rule 457(h) under the Securities Act of 1933, as amended, and based on the average of the bid and asked prices of the Common Stock reported on the Nasdaq National Market on December 17, 1996.

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
                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    The information in the Registration Statements on Form S-8 of Cyrix Corporation, a Delaware corporation (the "COMPANY"), filed with the Securities and Exchange Commission (the "COMMISSION") on August 27, 1993, December 20, 1994 and November 16, 1995 (Registration Nos. 33-68006, 33-87604 and 33-99490), is
hereby incorporated by reference except to the extent amended as provided herein.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents have been filed with the Commission by the Company, and are incorporated herein by reference and made a part hereof:

    (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended by the Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995, filed May 20, 1996;

    (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and filed with the Commission pursuant to the Exchange Act on May 3, 1996;

    (c) Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 and filed with the Commission pursuant to the Exchange Act on August 14, 1996;

    (d) Quarterly Report on Form 10-Q for the quarter ended September 29, 1996 and filed with the Commission pursuant to the Exchange Act on November 13, 1996; and

    (e) Description of the Company's Common Stock, $.004 par value per share, contained in Item 1 of the Registration Statement on Form 8-A filed with the Commission on July 14, 1993.

    All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effective date hereof and prior to the filing of a post-effective amendment hereto that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

ITEM 8.  EXHIBITS.

    Unless otherwise indicated below as being incorporated by reference to another filing of the Company with the Commission, each of the following exhibits is filed herewith:

 4.1       Cyrix Corporation 1988 Incentive Stock Plan, as amended and restated as of January
             26, 1996

 4.2       Restated Certificate of Incorporation of the Company (filed as an exhibit to the
             Registrant's Registration Statement on Form S-3, File No. 333-10669, as amended, and incorporated herein by reference)

 4.3       Bylaws of the Company as adopted by the Board of Directors of the Company as of
             February 12, 1988, together with the Certificate of Amendment of Bylaws as adopted by the Board of Directors as of March 16, 1988 and Certificate of Amendment of
             Bylaws as adopted by the Board of Directors as of April 15, 1993 (filed as an exhibit to the Registrant's Registration Statement on Form S-1, File No. 33-63144,
             as amended, and incorporated herein by reference)

 4.4       Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of
             Directors as of August 26, 1993 (filed as an exhibit to the Registrant's
             Registration Statement on Form S-1, File No. 33-63114, as amended, and incorporated herein by reference)

 4.5       Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of
             Directors as of March 10, 1994 (filed as an exhibit to the Registrant's
             Registration Statement on Form S-8, File No. 33-87604 and incorporated herein by reference)

 4.6       Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of
             Directors as of March 24, 1995 (filed as an exhibit to the Registrant's
             Registration Statement on Form S-3, File No. 333-10669 and incorporated herein by reference)

 4.7       Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of
             Directors as of January 26, 1996 (filed as an exhibit to the Registrant's
             Registration Statement on Form S-3, File No. 333-10669 and incorporated herein by reference)

 5.1       Opinion of Vinson & Elkins L.L.P.

23.1       Consent of Vinson & Elkins L.L.P. (set forth in Exhibit 5.1).

23.2       Consent of Ernst & Young L.L.P., Independent Auditors.

24.1       Powers of Attorney.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on December 19, 1996.

                                CYRIX CORPORATION

                                By:           /s/ JAMES W. SWENT, III
                                     -----------------------------------------
                                                James W. Swent, III
                                       CFO AND SR. VICE PRESIDENT OF FINANCE

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

   /s/ JAMES W. SWENT, III      Chairman of the Office of
------------------------------    the President (Principal   December 19, 1996
     James W. Swent, III          Executive Officer)

       HARVEY B. CASH*
------------------------------  Chairman of the Board and    December 19, 1996
        Harvey B. Cash            Director

      GERALD D. ROGERS*
------------------------------  Director                     December 19, 1996
       Gerald D. Rogers

         L.J. SEVIN*
------------------------------  Director                     December 19, 1996
          L.J. Sevin

         GARY STIMAC*
------------------------------  Director                     December 19, 1996
         Gary Stimac

                                Sr. Vice President of
                                  Finance, Chief Financial
   /s/ JAMES W. SWENT, III        Officer (Principal
------------------------------    Financial Officer and      December 19, 1996
     James W. Swent, III          Principal Accounting
                                  Officer)

*By:   /s/ JAMES W. SWENT, III
      -------------------------
         James W. Swent, III
        (ATTORNEY-IN-FACT FOR
         EACH OF THE PERSONS
             INDICATED)

                                 EXHIBIT INDEX

                                                                                                            SEQUENTIAL
  EXHIBIT    DESCRIPTION OF EXHIBIT                                                                          PAGE NO.
-----------  ---------------------------------------------------------------------------------------------  -----------
       4.1   Cyrix Corporation 1988 Incentive Stock Plan, as amended and restated as of January 26,
               1996.......................................................................................

       4.2   Restated Certificate of Incorporation of the Company (filed as an exhibit to the Registrant's
               Registration Statement on Form S-3, File No. 333-10669, as amended, and incorporated herein by reference)..............................................................................

       4.3   Bylaws of the Company as adopted by the Board of Directors of the Company as of February 12,
               1988, together with the Certificate of Amendment of Bylaws as adopted by the Board of
               Directors as of March 16, 1988 and Certificate of Amendment of Bylaws as adopted by the
               Board of Directors as of April 15, 1993 (filed as an exhibit to the Registrant's
               Registration Statement on Form S-1, File No. 33-63144, as amended, and incorporated herein by reference)..............................................................................

       4.4   Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of Directors as of August 26, 1993 (filed as an exhibit to the Registrant's Registration Statement on Form
               S-1, File No. 33-63114, as amended, and incorporated herein by reference)..................

       4.5   Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of Directors as of March 10, 1994 (filed as an exhibit to the Registrant's Registration Statement on Form
               S-8, File No. 33-87604 and incorporated herein by reference)...............................

       4.6   Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of Directors as of March 24, 1995 (filed as an exhibit to the Registrant's Registration Statement on Form
               S-3, File No. 333-10669 and incorporated herein by reference)..............................

       4.7   Certificate of Amendment of Bylaws of the Registrant as adopted by the Board of Directors as of January 26, 1996 (filed as an exhibit to the Registrant's Registration Statement on Form
               S-3, File No. 333-10669 and incorporated herein by reference)..............................

       5.1   Opinion of Vinson & Elkins L.L.P.............................................................

      23.1   Consent of Vinson & Elkins L.L.P. (set forth in Exhibit 5.1).................................

      23.2   Consent of Ernst & Young L.L.P., Independent Auditors........................................

      24.1   Powers of Attorney...........................................................................